INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES

12. INCOME TAXES

The Company accounts for income taxes using the liability method, which requires the determination of deferred tax assets and liabilities, based on the differences between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which differences are expected to reverse. The net deferred tax asset is adjusted by a valuation allowance, if, based on the weight of available evidence, it is more likely than not that some portion or all of the net deferred tax asset will not be realized. The income tax returns of the Company are subject to examination by federal and state taxing authorities. Such examination could result in adjustments to net income or loss, which changes could affect the income tax liabilities of the Company. The Company’s tax returns are open for inspection for the five years ended December 31, 2011.

The Company’s policy is to include interest and penalties related to unrecognized tax benefits within the Company’s provision for (benefit from) income taxes. The Company recognized no amounts for interest and penalties related to unrecognized tax benefits in 2011, 2010 and the period from August 1, 2005 (inception) through December 31, 2011 and as of December 31, 2011 and 2010, had no amounts accrued for interest and penalties.

At December 31, 2011, the Company had no federal income tax expense or benefit but did have federal tax net operating loss carry-forwards of approximately $31,915,348, and an R&D credit carry-forward of $1,388,835. The federal net operating loss carry-forwards will begin to expire in 2026, unless previously utilized.

Deferred income taxes reflect the net effect of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s net deferred tax assets at December 31, 2011 and 2010 are shown below. A valuation allowance of $17,344,561 has been established to offset the net deferred tax assets at December 31, 2011, as realization of such assets is uncertain.

	For Years Ended December 31,
	2011	2010

Deferred tax assets
Research tax credit	$1,388,835	$1,120,864
Net operating loss carry forwards	12,766,139	11,237,988
Others	3,189,587	2,913,311

Total deferred tax asset	17,344,561	15,272,163

Deferred tax liability	-	-

Total net deferred tax asset	17,344,561	15,272,163
Valuation allowance	(17,344,561)	(15,272,163)

Net deferred tax asset	$-	$-

The Company files income tax returns in the U.S. federal and California state jurisdictions, which returns are generally subject to examination by federal authorities for all tax years from 2008 to present and by California authorities from 2007 to present.

A reconciliation of the statutory tax rates and the effective tax rates for the years ended December 31, 2011 and 2010.

	Year ended December 31, 2011		Year ended December 31, 2010
	Amount	Rate	Amount	Rate

Federal Tax	$(1,660,827)	34.0%	$(2,050,707)	34.0%
State Tax	(284,998)	5.8%	(351,901)	5.8%
R&D Credit	(14,700)	5.5%	(308,000)	3.1%
Incentive Stock Options	(20,360)	6.5%	-	0.0%
Valuation Allowance	1,980,886	-51.8%	2,710,608	-42.9%
Net	$-	$-	$-	$-